Alliance Select Investor Series, Inc.                Exhibit 77Q1 (e)
- Premier Portfolio
- Small Cap Growth Portfolio
- Technology Portfolio
811-9176


Investment  Advisory  Agreement : Incorporated by reference to
Exhibit (d) (2) to Post-Effective Amendment No. 11 to
Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 22, 2001.